UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2013

First National Community Bancorp, Inc.

(Exact name of registrant as specified in its Charter)

Pennsylvania	000-53869	23-2900790
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

102 E. Drinker St., Dunmore, PA, 18512

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 570.346.7667

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 13, 2013, First National Community Bancorp, Inc. (the “Company”) filed a current report on Form 8-K (the “Prior 8-K”) to report that the Board of the Company had approved a date for the Annual Meeting of Shareholders of the Company for 2013 (the “Annual Meeting”) as well as other information related to the Annual Meeting. This amendment to the Prior 8-K is filed to provide notice that shareholder proposals made outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received no earlier than the close of business on September 24, 2013 and not later than the close of business on October 14, 2013 in order to be considered at the Annual Meeting. Such proposals must be delivered to the Corporate Secretary at 102 E. Drinker Street, Dunmore, PA 18512 and must also comply with all other requirements set forth in the Company’s Amended and Restated Bylaws and other applicable laws.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL COMMUNITY BANCORP, INC.

	By:	/s/ James M. Bone, Jr.
James M. Bone, Jr., CPA
Executive Vice President and Chief Financial Officer

Dated: September 20, 2013

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